                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  MAY 28, 1998



                            NEWPARK RESOURCES, INC.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)



           DELAWARE                    1-2960              72-1123385
----------------------------        ------------       ------------------
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)



   3850 NORTH CAUSEWAY, SUITE 1770
         METAIRIE, LOUISIANA                                  70002
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (504) 838-8222
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

         None.

     (b) Pro forma Financial Information

         None.

     (c) Exhibits

         None.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On May 28, 1998, the registrant ("Newpark") concluded a private placement in accordance with Regulation S of the Securities Act of 1933, as amended. In such placement, Newpark issued 281,000 shares of its common stock, $0.01 par value per share, to three Canadian citizens in consideration for the acquisition by Newpark's indirect subsidiary, Newpark Drilling Fluids Canada, Inc., an Alberta corporation, of all of the issued and outstanding shares of capital stock of Optimum Fluids Inc., an Alberta corporation, and Optimum Fluids (Sask.)
Inc., a Saskatchewan corporation.   The shares acquired were valued at $5.3
million. No commission or underwriter's discount was paid or provided to any person in connection with this private placement of securities.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                               NEWPARK RESOURCES, INC.



Dated:  June 4, 1998           By:    /s/ Eric Wingerter
                                  --------------------------------------------
                               Name:  Eric Wingerter
                               Its:   Vice President of Corporate Development


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